Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust (the “Trust”)

SA Oppenheimer Main Street Large Cap Portfolio (the “Portfolio”)

Supplement dated May 2, 2019, to the Summary Prospectus

dated May 1, 2019, as supplemented and amended to date

OppenheimerFunds, Inc. (“Oppenheimer”) currently serves as subadviser to the Portfolio. On or about May 24, 2019 (the “Effective Date”), Invesco Ltd., the ultimate parent entity of Invesco Advisers, Inc. (“Invesco”), is expected to acquire Oppenheimer, pursuant to an agreement reached with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”).

The change in control of Oppenheimer resulting from the Transaction will constitute an “assignment” of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Oppenheimer with respect to the Portfolio (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board of Trustees approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on March 27, 2019, the Board of Trustees of the Trust approved a new subadvisory agreement between SunAmerica and Invesco with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. Oppenheimer and Invesco do not anticipate any change to the portfolio management team or other key personnel who provide services to the Portfolio as a result of the Transaction. The level and scope of services to be rendered by Invesco and the fees payable by SunAmerica to Invesco under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Upon the Effective Date, the following changes to the Summary Prospectus will become effective:

The second paragraph in the section entitled “Performance Information” is deleted in its entirety and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”) served as subadviser of the Portfolio since May 1, 2007. Upon the acquisition of Oppenheimer on or about May 24, 2019, Invesco Advisers, Inc. (“Invesco”) assumed subadvisory duties of the Portfolio.

In the section entitled “Investment Adviser,” all references to Oppenheimer are replaced with Invesco.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.